                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               -----------------------

                                      FORM 8-K

                                    CURRENT REPORT
                         PURSUANT TO SECTIONS 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                   January 27, 1999
                   Date of Report (Date of earliest event reported)


                                 @ Entertainment, Inc.
-------------------------------------------------------------------------------
                (Exact name of Registrant as Specified in Charter)



          Delaware                    000-22877             06-1487156
-------------------------           -------------       -------------------
(State or Other Juris. of            (Commission           (IRS Employer
 Incorporation)                      File Number)        Identification No.)


One Commercial Plaza
Hartford, Connecticut 06103-3585
------------------------------
(Address of Principal
Executive Offices)


                             (860) 549-1674
                     -------------------------------
                     (Registrant's telephone number,
                         including area code)

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Item 5.  Other Events.

         On January 29, 1999, @ Entertainment, Inc. (the "Company") issued a press release announcing that it had completed a debt offering with gross proceeds of approximately $100 million and an offering of preference stock with gross proceeds of approximately $50 million. The Company also announced the fact that it had recently consummated, on January 20, 1999, an additional debt offering with gross proceeds of approximately $10 million. A copy of the press release is attached as Exhibit 99, and is incorporated herein by reference.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

               Number            Description
               ------            -----------

                99               Press Release of @ Entertainment, Inc.
                                 dated January 29, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             @ Entertainment, Inc.



Date: January 29, 1999                  By:   /s/ DONALD MILLER-JONES
                                             --------------------------------
                                             By:  Donald Miller-Jones
                                             Its: Chief Financial Officer

                                  EXHIBIT INDEX

NUMBER   DESCRIPTION                                                        PAGE

99.      Press Release of @ Entertainment, Inc. dated January 29, 1999.